UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 20, 2009

CONSORTEUM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53153	_____________
(State or other jurisdiction	(Commission File Number)	IRS Employer
of incorporation)		Identification No.)

Suite 202, 2900 John Street, Markham, Ontario Canada L3R 5G3
(Address of principal executive offices) (Zip Code)

 (866) 824-8854
(Registrant's telephone number, including area code)

_____________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARITCLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

See Item 8.01 of this Current Report.

ITEM 8.01  OTHER EVENTS.

As previously disclosed in the Registrant’s Current Report dated June 15, 2009 and filed, as amended, on June 25, 2009, the Registrant acquired all of the outstanding capital stock of Consorteum, Inc. and, as a result, Consorteum, Inc. became a wholly-owned subsidiary of the Registrant.

Consorteum, Inc. is an operating company that has a fiscal year that ends on June 30.  Consequently, the Registrant will be filing an annual report on Form 10-K on or before September 28, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSORTEUM HOLDINGS, INC.

	By:	/s/ Craig Fielding
Craig Fielding
Chief Executive Officer

Dated: August 20, 2009